Segment Information	12 Months Ended
Dec. 31, 2023
Segment Information [Abstract]
Segment Information
Note R - Segment Information
The reportable segments are determined by the products and services offered, primarily distinguished between banking and consumer finance.  They are also distinguished by the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business which are then aggregated if operating performance, products/services, and customers are similar.  Loans, investments, and deposits provide the majority of the net revenues from the banking operation, while loans provide the majority of the net revenues for the consumer finance segment.  All Company segments are domestic.
Total revenues from the banking segment, which accounted for the majority of the Company’s total revenues, totaled 95.2% and 94.2% of total consolidated revenues for the years ended December 31, 2023 and 2022, respectively.
The accounting policies used for the Company’s reportable segments are the same as those described in Note A - Summary of Significant Accounting Policies.  Income taxes are allocated based on income before tax expense.  All goodwill is in the Banking segment.
Segment information is as follows:

	Year Ended December 31, 2023
	Banking	Consumer Finance	Total Company
Net interest income	$43,711	$2,316	$46,027
Provision for (recovery of) loan losses	2,025	65	2,090
Noninterest income	11,513	1,116	12,629
Noninterest expense	38,833	2,535	41,368
Provision for income taxes	2,394	173	2,567
Net income	11,972	659	12,631
Assets	1,336,861	15,274	1,352,135

	Year Ended December 31, 2022
	Banking	Consumer Finance	Total Company
Net interest income	$42,529	$2,249	$44,778
Provision for (recovery of) loan losses	(100)	68	(32)
Noninterest income	9,121	1,041	10,162
Noninterest expense	36,612	2,428	39,040
Provision for income taxes	2,429	165	2,594
Net income	12,709	629	13,338
Assets	1,195,974	14,813	1,210,787